UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2022

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sandpointe Avenue, Suite 700, Santa Ana, California	92707-5759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	DCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On November 17, 2022, the Board of Directors (the “Board”) of Ducommun Incorporated (the “Company”) approved the closure of the Company’s performance center in Monrovia, California in order to further optimize and consolidate the Company’s footprint. The Company expects this to be the final footprint consolidation under the Company’s 2022 Restructuring Plan. The Company intends to cease production and close the facility by the middle of 2023, and is evaluating options to divest the underlying real estate. Existing production will be absorbed by the Company’s other existing performance centers.

As a result of the closure, the Company currently estimates total pre-tax charges will be between $9 and $12 million. Of these charges, the Company estimates $8 to $10 million will be cash payments for employee separation and facility consolidation related expenses, and $1 to $2 million to be non-cash charges for impairment of long-lived assets. The Company anticipates these charges will be incurred through 2023. The facility consolidation charges include accelerated depreciation of property and equipment and impairment of property and equipment.

The charges the Company currently expects to incur in connection with this closure are subject to a number of assumptions and risks, and actual results may differ materially. The Company may also incur other material charges not currently contemplated due to events that may occur as a result of, or in connection with, these actions.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements including, in particular, statements about our plans, strategies and prospects, including the expected charges relating to the facility closure, that the closure is expected to be the final footprint consolidation under the Company’s 2022 Restructuring Plan, the potential sale of real estate, and the timing of the closure and the expected charges. We have used the words “may,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend” and similar expressions in this report to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. However, forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. These risks and uncertainties relate, among other things, to: our acquisitions, business combinations, joint ventures, divestitures, or restructuring activities may entail certain operational and financial risks; our ability to successfully make acquisitions, including our ability to successfully integrate, operate or realize the projected benefits of such businesses; our ability to manage and otherwise comply with our covenants with respect to our outstanding indebtedness; our ability to service our debt service obligations; the end-use markets which we serve are cyclical; we depend upon a selected base of industries and customers; a significant portion of our business depends upon U.S. Government defense spending; we are subject to extensive regulation and audit by the Defense Contract Audit Agency; contracts with some of our customers contain provisions which give our customers a variety of rights that are unfavorable to us; further consolidation in the aerospace industry could adversely affect our business and financial results; our reliance on our suppliers to meet the quality and delivery expectations of our customers; we use estimates when bidding on fixed-price contracts which estimates could change and result in adverse effects on our financial results; whether future additional restructuring activities that will result in pre-tax restructuring charges will be sufficient to address all related anticipated restructuring costs, including related to employee separation, facilities consolidation, inventory write-down and other asset impairments; whether the expected cost savings from the restructuring will ultimately be obtained in the amount and during the period anticipated; whether the restructuring in the affected areas will be sufficient to build a more cost efficient, focused, higher margin enterprise with higher returns for shareholders; our ability to be in compliance with applicable regulatory requirements and changes in regulatory requirements, including regulatory requirements such as Cybersecurity Maturity Model Certification applicable to government contracts and sub-contracts; the impact of existing and future laws and regulations, including those pertaining to environmental, social, and governance matters; the impact of existing and future accounting standards and tax rules and regulations; environmental liabilities that could adversely affect our financial results; cyber security attacks, internal system or service failures may adversely impact our business and operations and the impact from pandemics or endemics, such as COVID-19. The factors listed above are not exhaustive. New factors emerge from time to time and it is not possible for management to predict the impact of all of these factors on our business, financial condition or results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not rely on forward-looking statements as a prediction of actual results. We expressly disclaim any duty to provide updates to forward-looking statements, and the estimates and assumptions associated with them, in order to reflect changes in circumstances or expectations or the occurrence of unanticipated events, except to the extent required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2022

DUCOMMUN INCORPORATED
(Registrant)

By:	/s/ Christopher D. Wampler
Name:	Christopher D. Wampler
Title:	Vice President, Chief Financial Officer, Controller and Treasurer